UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

     FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): August 8, 2006

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey 08816

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

     On August 8, 2006, Savient Pharmaceuticals, Inc. (the “Registrant”) announced its financial results for the quarter and fiscal year ended June 30, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In addition, on August 9, 2006, the Registrant held a publicly available live webcast discussion of its financial results for the quarter ended June 30, 2006. The transcript of the August 9, 2006 conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d)      Exhibits

          See Exhibit Index attached hereto.

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: August 11, 2006	By: /s/ Philip K. Yachmetz
Philip K. Yachmetz Executive Vice President & Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 8, 2006

99.2	Transcript dated August 9, 2006